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                                                                    EXHIBIT 99.6

                                GLOSSARY OF TERMS

         The following terms are used in this Form 8-K and/or in each Exhibit included as a part of the Form 8-K:

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
APB No. 25...............    Accounting Principles Board Opinion No. 25, "Accounting for Stock
                             Issued to Employees."
Bcf......................    one billion cubic feet of natural gas.
Cal ISO..................    California Independent System Operator.
Cal PX...................    California Power Exchange.
CDWR.....................    California Department of Water.
CenterPoint..............    CenterPoint Energy, Inc., on and after August 31, 2002 and Reliant
                             Energy, Incorporated prior to August 31, 2002.
CenterPoint Plans........    CenterPoint Long-Term Incentive Compensation Plan and certain other incentive compensation plans of CenterPoint.
CFTC.....................    Commodity Futures Trading Commission.
Channelview..............    Reliant Energy Channelview L.P.
CPUC.....................    California Public Utility Commission.
Distribution.............    the distribution of approximately 83% of our common stock owned by
                             CenterPoint to its stockholders on September 30, 2002.
EBIT.....................    earnings (loss) before interest expense, interest income and income taxes.
EBITDA...................    earnings (loss) before interest expense, interest income, income taxes, depreciation and amortization expense.
EFL......................    Electricity Facts Label.
EITF.....................    Emerging Issues Task Force.
EITF No. 02-03...........    EITF No. 02-03, "Issues Related to Accounting for Contracts Involved
                             in Energy Trading and Risk Management Activities."
EITF No. 98-10...........    EITF No. 98-10, "Accounting for Contracts Involved in Energy
                             Trading and Risk Management Activities."
Enron....................    Enron Corp. and its subsidiaries.
EPA......................    Environmental Protection Agency.
ERCOT....................    Electric Reliability Council of Texas.
ERCOT ISO................    ERCOT Independent System Operator.
ERCOT Region.............    the electric market operated by ERCOT.
ESPP.....................    Reliant Resources Employee Stock Purchase Plan.
EURIBOR..................    inter-bank offered rate for Euros.
FASB.....................    Financial Accounting Standards Board.
FERC.....................    Federal Energy Regulatory Commission.
FIN No. 45...............    FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure
                             Requirements for Guarantees, Including Direct Guarantees of
                             Indebtedness of Others."
FIN No. 46...............    FASB Interpretation No. 46, "Consolidation of Variable Interest
                             Entities, an Interpretation of ARB No. 51."
GAAP.....................    United States generally accepted accounting principles.
GWh......................    gigawatt hour.
Headroom.................    the difference between the price to beat and the sum of (a) the charges, fees and transportation and distribution utility rates approved by the
                             PUCT and (b) the price paid for electricity to serve price to beat customers.
IPO......................    our initial public offering in May 2001.
KWh......................    kilowatt hour.
LEP......................    Liberty Electric Power, LLC.
Liberty..................    Liberty Electric PA, LLC.
LIBOR....................    London inter-bank offered rate.
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
MMbtu....................    one million British thermal units.
Mmcf.....................    million cubic feet.
MW.......................    megawatt.
MWh......................    megawatt hour.
NEA......................    NEA, B.V., formerly the coordinating body for the Dutch electric generating sector.
Nuon.....................    N.V. Nuon, a Netherlands-based electricity distributor.
NYISO....................    New York Independent System Operator.
NY Market................    the wholesale electric market operated by NYISO.
Orion Capital............    Orion Power Capital, LLC.
Orion MidWest............    Orion Power MidWest, L.P.
Orion NY.................    Orion Power New York, L.P.
Orion Power..............    Orion Power Holdings, Inc., one of our subsidiaries that we acquired in
                             February 2002.
OTC......................    over-the-counter market.
PGET.....................    PG&E Energy Trading-Power, L.P.
PJM......................    PJM Interconnection, LLC.
PJM Market...............    the wholesale electric market operated by PJM regional transmission organization in all or part of Delaware, the District of Columbia,
                             Maryland, New Jersey and Virginia.
PUCT.....................    Public Utility Commission of Texas.
QSPE.....................    qualified special purpose entity.
REDB.....................    Reliant Energy Desert Basin, LLC, one of our subsidiaries.
Reliant Energy...........    Reliant Energy, Incorporated and its subsidiaries.
REMA.....................    Reliant Energy Mid-Atlantic Power Holdings, LLC, one of our
                             subsidiaries, and its subsidiaries.
REPG.....................    Reliant Energy Power Generation, Inc., one of our subsidiaries.
REPGB....................    Reliant Energy Power Generation Benelux, B.V., one of our
                             subsidiaries.
RERC Corp................    Reliant Energy Resources Corp.
RTO......................    regional transmission organizations.
SEC......................    Securities and Exchange Commission.
SMD......................    the standard market design for the wholesale electric market proposed by the FERC.
SFAS.....................    Statement of Financial Accounting Standards.
SFAS No. 5...............    SFAS No. 5, "Accounting for Contingencies."
SFAS No. 87..............    SFAS No. 87, "Employers' Accounting for Pensions."
SFAS No. 106.............    SFAS No. 106, "Employers' Accounting for Postretirement Benefits
                             Other Than Pensions."
SFAS No. 115.............    SFAS No. 115, "Accounting for Certain Investments in Debt and
                             Equity Securities."
SFAS No. 123.............    SFAS No. 123, "Accounting for Stock Based Compensation."
SFAS No. 133.............    SFAS No. 133, "Accounting for Derivative Instruments and Hedging
                             Activities," as amended.
SFAS No. 140.............    SFAS No. 140, "Accounting for Transfers and Servicing of Financial
                             Assets and Extinguishments of Liabilities."
SFAS No. 141.............    SFAS No. 141, "Business Combinations."
SFAS No. 142.............    SFAS No. 142, "Goodwill and Other Intangible Assets."
SFAS No. 143.............    SFAS No. 143, "Accounting for Asset Retirement Obligations."
SFAS No. 144.............    SFAS No. 144, "Accounting for Impairment or Disposal of Long-Lived
                             Assets."
SFAS No. 145.............    SFAS No. 145, "Rescission of FASB Statements Nos. 4, 44 and 64,
                             Amendment of FASB Statement No. 13, and Technical Corrections."
SFAS No. 148.............    SFAS No. 148, "Accounting for Stock Based Compensation -  -
                             Transition and Disclosure."
Spark spread.............    the difference between power prices and natural gas fuel costs.
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
SRP......................    Saltwater River Project Agricultural Improvement and Power District
                             of the State of Arizona.
TCE......................    Texas Commercial Energy, a retail electric provider to ERCOT.
Texas electric
restructuring law........    Texas Electric Choice Plan adopted by the Texas legislature in June
                             1999.
Texas Genco..............    Texas Genco Holdings, Inc., a subsidiary of CenterPoint, and its subsidiaries.
Transition Plan..........    Reliant Resources Transition Stock Plan, governing CenterPoint awards held by our employees.
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